Note 9. Debt and Capital Lease Obligations	12 Months Ended
Dec. 31, 2014
Debt and Capital Lease Obligations [Abstract]
DEBT AND CAPITAL LEASE OBLIGATIONS
DEBT AND CAPITAL LEASE OBLIGATIONS
Debt (including consolidated VIEs) and capital lease obligations outstanding consist of the following:

	As of December 31, 2014			As of December 31, 2013
In millions	Total	Current and Short-Term	Long-Term	Total	Current and Short-Term	Long-Term
Solar Energy debt, non-solar energy systems:
Convertible senior notes due 2018, net of discount	$485.2	$—	$485.2	$460.0	$—	$460.0
Convertible senior notes due 2020, net of discount	431.6	—	431.6	—	—	—
Convertible senior notes due 2021, net of discount	428.9	—	428.9	408.2	—	408.2
SMP Ltd. credit facilities (a)	355.0	107.3	247.7	—	—	—
Emerging Markets Yieldco acquisition facility (a)	150.0	1.5	148.5	—	—	—
Other non-solar energy system debt	215.1	215.1	—	—	—	—
Total solar energy debt, non-solar energy systems	$2,065.8	$323.9	$1,741.9	$868.2	$—	$868.2
Solar Energy systems debt, including financing and capital leaseback obligations (b):
Short-term debt	$9.1	$9.1	$—	$68.9	$68.9	$—
System pre-construction, construction and term debt	1,767.2	631.5	1,135.7	677.8	268.6	409.2
Capital leaseback obligations	81.4	3.0	78.4	94.0	4.5	89.5
Financing leaseback obligations	1,403.7	13.8	1,389.9	1,297.7	15.1	1,282.6
Other system financing transactions	67.0	16.2	50.8	121.9	0.1	121.8
Total Solar Energy debt, including financing and capital leaseback obligations, solar energy systems	$3,328.4	$673.6	$2,654.8	$2,260.3	$357.2	$1,903.1
TerraForm Power debt (a):
TerraForm Power term facility	$573.5	$5.7	$567.8	$—	$—	$—
Other system financing transactions	1,024.6	74.4	950.2	437.3	37.5	399.8
Total TerraForm Power debt	$1,598.1	$80.1	$1,518.0	$437.3	$37.5	$399.8
Semiconductor Materials debt (a):
SSL term facility	$207.1	$2.1	$205.0	$—	$—	$—
Long-term notes	—	—	—	10.4	2.8	7.6
Total Semiconductor Materials debt	$207.1	$2.1	$205.0	$10.4	$2.8	$7.6
Total debt outstanding	$7,199.4	$1,079.7	$6,119.7	$3,576.2	$397.5	$3,178.7
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(a) Non-recourse to SunEdison
(b) Includes $40.3 million and $60.2 million of debt with recourse to SunEdison as of December 31, 2014 and 2013, respectively
Solar Energy Debt, Non-solar Energy Systems
Convertible Senior Notes Due 2018 and 2021
On December 20, 2013, we issued $600.0 million in aggregate principal amount of 2.00% convertible senior notes due 2018 (the "2018 Notes") and $600.0 million aggregate principal amount of 2.75% convertible senior notes due 2021 (the "2021 Notes", and together with the 2018 Notes, the "2018/2021 Notes") in a private placement offering. We received net proceeds, after payment of debt financing fees, of $1,167.3 million in the offering, before the redemption of the $550.0 million outstanding aggregate principal amount of the 7.75% senior notes due 2019 and the repayment of the $200.0 million outstanding aggregate principle amount of the 10.75% second lien term loan and before payment of the net cost of the call spread overlay described below.
Interest on the 2018 Notes is payable on April 1 and October 1 of each year, beginning on April 1, 2014. Interest on the 2021 Notes is payable on January 1 and July 1 of each year, beginning on July 1, 2014. The 2018 Notes and the 2021 Notes mature on October 1, 2018 and January 1, 2021, respectively, unless earlier converted or purchased.
The 2018/2021 Notes are convertible at any time until the close of business on the business day immediately preceding July 1, 2018 (in the case of the 2018 Notes) or October 1, 2020 (in the case of the 2021 Notes) only under the following circumstances: (1) during any calendar quarter commencing after the calendar quarter ending March 31, 2014, if the closing sale price of our common stock, for at least 20 trading days (whether or not consecutive) in the period of 30 consecutive trading days ending on the last trading day of the calendar quarter immediately preceding the calendar quarter in which the conversion occurs, is more than 120% of the conversion price of the 2018/2021 Notes in effect on each applicable trading day; (2) during the five consecutive business day period following any 10 consecutive trading-day period in which the trading price for the 2018/2021 Notes for each such trading day is less than 98% of the closing sale price of our common stock on such trading day multiplied by the applicable conversion rate on such trading day; or (3) upon the occurrence of specified corporate events. As condition (1) was met during the fourth quarter of 2014, the 2018/2021 Notes were convertible as of December 31, 2014. On and after July 1, 2018 (in the case of the 2018 Notes) or October 1, 2020 (in the case of the 2021 Notes) and until the close of business on the second scheduled trading day immediately prior to the applicable stated maturity date, the 2018/2021 Notes are convertible regardless of the foregoing conditions based on an initial conversion price of $14.62 per share of our common stock.
The conversion price will be subject to adjustment in certain events, such as distributions of dividends or stock splits. The 2018/2021 Notes are convertible only into cash, shares of our common stock or a combination thereof at our election. However, we were required to settle conversions solely in cash until we obtained the requisite approvals from our stockholders to (i) amend our restated certificate of incorporation to sufficiently increase the number of authorized but unissued shares of our common stock to permit the conversion and settlement of the 2018/2021 Notes into shares of our common stock, and (ii) authorize the issuance of the maximum numbers of shares described above in accordance with the continued listing standards of The New York Stock Exchange. At our annual stockholders meeting on May 29, 2014, the requisite majority of the outstanding shares of our common stock approved these measures, and we subsequently filed a related amendment to the SunEdison's Articles of Incorporation with the Secretary of State of the State of Delaware. Holders may also require us to repurchase all or a portion of the 2018/2021 Notes upon a fundamental change, as defined in the indenture agreement, at a cash repurchase price equal to 100% of the principal amount plus accrued and unpaid interest. In the event of certain events of default, such as our failure to make certain payments, pay debts as they become due or perform or observe certain obligations thereunder, the trustee or holders of a specified amount of then-outstanding 2018/2021 Notes will have the right to declare all amounts then outstanding due and payable. We may not redeem the 2018/2021 Notes prior to the applicable stated maturity date.
The 2018/2021 Notes are general unsecured obligations and rank senior in right of payment to any of our future indebtedness that is expressly subordinated in right of payment to the 2018/2021 Notes; equal in right of payment to our existing and future unsecured indebtedness that is not so subordinated; effectively subordinated in right of payment to any of our secured indebtedness to the extent of the value of the assets securing such indebtedness; and effectively subordinated to all existing and future indebtedness (including trade payables) incurred by our subsidiaries.
From December 20, 2013 through May 29, 2014, the period in which we would have been required to settle conversions in cash if exercised, the embedded conversion options (the "2018/2021 Conversion Options") within the 2018/2021 Notes were separated from the 2018/2021 Notes and accounted for separately as derivative instruments (derivative liabilities) with changes in fair value reported in the consolidated statements of operations, as further discussed in the Loss on Convertible Notes Derivatives section below. Upon obtaining the requisite approvals from our stockholders discussed above, the 2018/2021 Conversion Options were considered equity instruments. Thus, as of May 29, 2014, the 2018/2021 Conversion Options were remeasured at fair value, or $888.4 million, with the change in fair value reported in the consolidated statement of operations, and the resulting fair value of the 2018/2021 Conversion Options was reclassified to Stockholders' Equity. Changes in fair value subsequent to May 29, 2014 are not recognized in the consolidated statement of operations as long as the instruments continue to qualify to be classified as equity.
Call Spread Overlay for Convertible Senior Notes Due 2018 and 2021
Concurrent with the issuance of the 2018/2021 Notes, we entered into privately negotiated convertible note hedge transactions (collectively, the "2018/2021 Note Hedges") and warrant transactions (collectively, the "2018/2021 Warrants" and together with the 2018/2021 Note Hedges, the “2018/2021 Call Spread Overlay”), with certain of the initial purchasers of the 2018/2021 Notes or their affiliates. Assuming full performance by the counterparties, the 2018/2021 Call Spread Overlay is designed to effectively reduce our potential payout over the principal amount on the 2018/2021 Notes upon conversion.
Under the terms of the 2018/2021 Note Hedges, we purchased from affiliates of certain of the initial purchasers of the 2018/2021 Notes options to acquire, at an exercise price of $14.62 per share, subject to anti-dilution adjustments, up to 82.1 million shares of our common stock. Each 2018/2021 Note Hedge is a separate transaction, entered into by us with each option counterparty, and is not part of the terms of the 2018/2021 Notes. Each 2018/2021 Note Hedge is exercisable upon the conversion of the 2018/2021 Notes and expires on the corresponding maturity dates of the 2018/2021 Notes. The option counterparties are generally obligated to settle their obligations to us upon exercise of the 2018/2021 Note Hedges in the same manner as we satisfy our obligations to holders of the 2018/2021 Notes.
Under the terms of the 2018/2021 Warrants, we sold to affiliates of certain of the initial purchasers of the 2018/2021 Notes warrants to acquire, on the stated expiration date of each 2018/2021 Warrant, up to 82.1 million shares of our common stock at an exercise price of $18.35 and $18.93 per share, respectively, subject to anti-dilution adjustments. Each 2018/2021 Warrant transaction is a separate transaction, entered into by us with each option counterparty, and is not part of the terms of the 2018/2021 Notes.
From December 20, 2013 through May 29, 2014, the period in which we would have been required to settle the 2018/2021 Note Hedges and 2018/2021 Warrants in cash if exercised, these instruments were required to be accounted for as derivative instruments with changes in fair value reported in the consolidated statements of operations, as further discussed in the Loss on Convertible Notes Derivatives section below. Upon obtaining the requisite approvals from our stockholders discussed above, the 2018/2021 Note Hedges and 2018/2021 Warrants were considered equity instruments. Thus, as of May 29, 2014, the 2018/2021 Note Hedges and 2018/2021 Warrants were remeasured at fair value (asset of $880.0 million and liability of $753.3 million respectively), with the changes in fair value reported in the consolidated statement of operations, and the resulting fair values of the 2018/2021 Note Hedges and 2018/2021 Warrants were reclassified to Stockholders' Equity. Changes in fair value subsequent to May 29, 2014 will not be recognized in the consolidated statement of operations as long as the instruments continue to qualify to be classified as equity.
The net increase in additional paid in capital during the second quarter of 2014 as a result of the reclassification of the 2018/2021 Conversion Options, 2018/2021 Note Hedges and 2018/2021 Warrants was $761.7 million.
Loss on Convertible Notes Derivatives
For the year ended December 31, 2014, we recognized a net loss of $499.4 million related to the change in the fair value of the 2018/2021 Conversion Options, the 2018/2021 Note Hedges and 2018/2021 Warrants (the "2018/2021 Convertible Notes Derivatives") prior to the reclassification of these instruments to Stockholders' Equity as discussed above, which is reported in loss on convertible notes derivatives, net in the consolidated statement of operations, as follows:

In millions	December 31, 2014
Conversion Options	$381.9
Note Hedges	(365.3)
Warrants	482.8
Total loss on convertible note derivatives, net	$499.4

The 2018/2021 Convertible Notes Derivatives were measured at fair value as of May 29, 2014 using a Black-Scholes valuation model as these instruments are not traded on an open market. Significant inputs to the valuation model, which have been identified as Level 2 inputs, were as follows:

	Conversion Option		Note Hedges		Warrants
	Due 2018	Due 2021	Due 2018	Due 2021	Due 2018	Due 2021
Stock price	$20.50	$20.50	$20.50	$20.50	$20.50	$20.50
Exercise price	$14.62	$14.62	$14.62	$14.62	$18.35	$18.93
Risk-free rate	1.34%	1.95%	1.30%	1.93%	1.45%	2.30%
Volatility	45.0%	45.0%	45.0%	45.0%	42.0%	42.0%
Dividend yield	—%	—%	—%	—%	—%	—%
Maturity	2018	2021	2018	2021	2018	2021

Further details of the inputs above are as follows:

•	Stock price - The closing price of our common stock on May 29, 2014

•	Exercise price - The exercise (or conversion) price of the derivative instrument

•	Risk-free rate - The Treasury Strip rate associated with the life of the derivative instrument

•	Volatility - The volatility of our common stock over the life of the derivative instrument
Convertible Senior Notes Due 2020
On June 10, 2014, we issued $600.0 million in aggregate principal amount of 0.25% convertible senior notes due 2020 (the "2020 Notes") in a private placement offering. We received net proceeds, after payment of debt financing fees, of $584.5 million in the offering, before payment of the net cost of the call spread overlay described below.
Interest on the 2020 Notes is payable on July 15 and January 15 of each year, beginning on January 15, 2015. The 2020 Notes mature on January 15, 2020, unless earlier converted or purchased.
The 2020 Notes are convertible at any time until the close of business on the business day immediately preceding October 15, 2019 only under the following circumstances: (1) during any calendar quarter commencing after the calendar quarter ending September 30, 2014, if the closing sale price of our common stock, for at least 20 trading days (whether or not consecutive) in the period of 30 consecutive trading days ending on the last trading day of the calendar quarter immediately preceding the calendar quarter in which the conversion occurs, is more than 130% of the conversion price of the 2020 Notes in effect on each applicable trading day; (2) during the five consecutive business day period following any 10 consecutive trading-day period in which the trading price for the 2020 Notes for each such trading day is less than 98% of the closing sale price of our common stock on such trading day multiplied by the applicable conversion rate on such trading day; or (3) upon the occurrence of specified corporate events. The 2020 Notes were not convertible as of December 31, 2014. On and after October 15, 2019 and until the close of business on the second scheduled trading day immediately prior to the applicable stated maturity date, the 2020 Notes are convertible regardless of the foregoing conditions based on an initial conversion price of $26.87 per share of our common stock.
The conversion price will be subject to adjustment in certain events, such as distributions of dividends or stock splits. The 2020 Notes are convertible only into cash, shares of our common stock or a combination thereof at our election. Holders may also require us to repurchase all or a portion of the 2020 Notes upon a fundamental change, as defined in the indenture agreement, at a cash repurchase price equal to 100% of the principal amount plus accrued and unpaid interest. In the event of certain events of default, such as our failure to make certain payments or perform or observe certain obligations thereunder, the trustee or holders of a specified amount of then-outstanding 2020 Notes will have the right to declare all amounts then outstanding due and payable. We may not redeem the 2020 Notes prior to the applicable stated maturity date.
The 2020 Notes are general unsecured obligations and rank senior in right of payment to any of our future indebtedness that is expressly subordinated in right of payment to the 2020 Notes; equal in right of payment to our existing and future unsecured indebtedness that is not so subordinated; effectively subordinated in right of payment to any of our secured indebtedness to the extent of the value of the assets securing such indebtedness; and to all existing and future indebtedness (including trade payables) incurred by our subsidiaries.
The embedded conversion options within the 2020 Notes are indexed to our common stock and thus were classified as equity instruments upon issuance of the 2020 Notes. The initial fair value of the embedded conversion options was recognized as a reduction in the carrying value of the 2020 Notes in the consolidated balance sheet and such discount will be amortized and recognized as interest expense over the term of the 2020 Notes. Subsequent changes in fair value are not recognized as long as the instruments continue to qualify to be classified as equity.
Call Spread Overlay for Convertible Senior Notes Due 2020
Concurrent with the issuance of the 2020 Notes, we entered into privately negotiated convertible note hedge transactions (collectively, the "2020 Note Hedge") and warrant transactions (collectively, the "2020 Warrants" and together with the 2020 Note Hedge, the “2020 Call Spread Overlay”), with certain of the initial purchasers of the 2020 Notes or their affiliates. Assuming full performance by the counterparties, the 2020 Call Spread Overlay is meant to effectively reduce our potential payout over the principal amount on the 2020 Notes upon conversion of the 2020 Notes.
Under the terms of the 2020 Note Hedge, we bought from affiliates of certain of the initial purchasers of the 2020 Notes options to acquire, at an exercise price of $26.87 per share, subject to anti-dilution adjustments, up to 22.3 million shares of our common stock. Each 2020 Note Hedge is a separate transaction, entered into by us with each option counterparty, and is not part of the terms of the 2020 Notes. Each 2020 Note Hedge is exercisable upon the conversion of the 2020 Notes and expires on the corresponding maturity dates of the 2020 Notes.
Under the terms of the 2020 Warrants, we sold to affiliates of certain of the initial purchasers of the 2020 Notes warrants to acquire, on the stated expiration date of each Warrant, up to 22.3 million shares of our common stock at an exercise price of $37.21 per share, subject to anti-dilution adjustments. Each 2020 Warrant transaction is a separate transaction, entered into by us with each option counterparty, and is not part of the terms of the 2020 Notes.
The 2020 Note Hedge and 2020 Warrants are indexed to our common stock and thus were classified as equity instruments upon issuance and recognized at fair value based on the negotiated transaction prices. Subsequent changes in fair value are not recognized as long as the instruments continue to qualify to be classified as equity.
Convertible Senior Notes Due 2022
On January 27, 2015, we issued $460.0 million in aggregate principal amount of 2.375% convertible senior notes due 2022 (the "2022 Notes") in a private placement offering. We received net proceeds, after payment of debt financing fees, of $447.9 million in the offering, before payment of the net cost of the capped call feature described below.
Interest on the 2022 Notes is payable semiannually on April 15 and October 15 of each year, beginning on October 15, 2015. The 2022 Notes mature on April 15, 2022, unless earlier converted or repurchased.
The 2022 Notes are convertible at any time until the close of business on the business day immediately preceding April 15, 2022 only under the following circumstances: (1) during any calendar quarter commencing after the calendar quarter ending March 31, 2015, if the closing sale price of our common stock, for at least 20 trading days (whether or not consecutive) in the period of 30 consecutive trading days ending on the last trading day of the calendar quarter immediately preceding the calendar quarter in which the conversion occurs, is more than 130% of the conversion price of the 2022 Notes in effect on each applicable trading day; (2) during the five consecutive business day period following any 10 consecutive trading-day period in which the trading price for the 2022 Notes for each such trading day is less than 98% of the closing sale price of our common stock on such trading day multiplied by the applicable conversion rate on such trading day; or (3) upon the occurrence of specified corporate events. On and after January 15, 2022 and until the close of business on the second scheduled trading day immediately prior to the applicable stated maturity date, the 2022 Notes are convertible regardless of the foregoing conditions based on an initial conversion price of $25.25 per share of our common stock.
The conversion price will be subject to adjustment in certain events, such as distributions of dividends or stock splits. The 2022 Notes are convertible only into cash, shares of our common stock or a combination thereof at our election. Holders may also require us to repurchase all or a portion of the 2022 Notes upon a fundamental change, as defined in the indenture agreement, at a cash repurchase price equal to 100% of the principal amount plus accrued and unpaid interest. In the event of certain events of default, such as our failure to make certain payments or perform or observe certain obligations thereunder, the trustee or holders of a specified amount of then-outstanding 2022 Notes will have the right to declare all amounts then outstanding due and payable. We may not redeem the 2022 Notes prior to the applicable stated maturity date.
The 2022 Notes are general unsecured obligations and rank senior in right of payment to any of our future indebtedness that is expressly subordinated in right of payment to the 2022 Notes; equal in right of payment to our existing and future unsecured indebtedness that is not so subordinated; effectively subordinated in right of payment to any of our secured indebtedness to the extent of the value of the assets securing such indebtedness; and to all existing and future indebtedness (including trade payables) incurred by our subsidiaries.
Capped Call Feature
In connection with the issuance of the 2022 Notes in January 2015, we paid $37.6 million to enter into privately negotiated capped call option agreements to reduce the potential dilution to holders of our common stock upon conversion of the 2022 Notes. The capped call option agreements have a cap price of $32.72 and an initial strike price of $25.25, which is equal to the initial conversion price of the 2022 Notes. The capped call options expire on April 15, 2022. The capped call option agreements are separate transactions, are not a part of the terms of the 2022 Notes, and do not affect the rights of the holders of the 2022 Notes. The capped call transactions are expected generally to reduce the potential dilution with respect to our common stock upon conversion of the 2022 Notes and/or offset any cash payments we are required to make in excess of the principal amount of converted 2022 Notes, as the case may be, upon any conversion of notes in the event that the market price of our common stock is greater than the strike price of the capped call transactions, with such reduction of potential dilution or offset of cash payments subject to a cap based on the cap price of the capped call transactions.
Margin Loan
On January 29, 2015, a wholly-owned subsidiary entered into a margin loan agreement (the “Margin Loan Agreement”) with the lenders party thereto (each, a “Lender”) and Deutsche Bank AG, as the administrative agent and the calculation agent thereunder, and SunEdison concurrently entered into a guaranty agreement in favor of the administrative agent for the benefit of each of the Lenders, pursuant to which SunEdison guaranteed all of the subsidiary’s obligations under the Margin Loan Agreement.  Under the Margin Loan Agreement, the subsidiary borrowed $410.0 million in term loans. The net proceeds of the term loans, less certain expenses, were made available to SunEdison to fund the acquisition of First Wind Holdings, LLC. The term loans mature on January 29, 2017. All outstanding amounts under the Margin Loan Agreement bear interest at a rate per annum equal to a three-month Eurodollar rate plus an applicable margin.
The Margin Loan Agreement requires the subsidiary to maintain a certain loan to value ratio (based on the value of the Class A common stock of TerraForm (“TerraForm Class A Common Stock”), which certain of the collateral may be exchanged for). In the event that this ratio is not maintained, the subsidiary must post additional cash collateral under the Margin Loan Agreement and/or elect to repay a portion of the term loans thereunder.  In addition, the Margin Loan Agreement requires the repayment of all or a portion of the term loans made thereunder upon the occurrence of certain events customary for financings of this nature, including other events relating to the price, liquidity or value of TerraForm Class A Common Stock, certain events or extraordinary transactions related to TerraForm and certain events related to SunEdison.
The Borrower’s obligations under the Margin Loan Agreement are secured by a first priority lien on shares of Class B common stock in TerraForm, and Class B units and incentive distribution rights in TerraForm Power, LLC (“Terra LLC”), in each case, that are owned by the subsidiary. The Margin Loan Agreement contains customary representations and warranties, covenants and events of default for financings of this nature. Upon the occurrence and during the continuance of an event of default, any lender may declare the term loans due and payable, exercise remedies with respect to the collateral and demand payment from SunEdison of the obligations under the Margin Loan Agreement then due and payable. TerraForm has agreed to certain obligations in connection with the Margin Loan Agreement relating to its equity securities.
We paid fees of $10.9 million upon entry into the Margin Loan Agreement, which were recognized as deferred financing fees.
First Wind Bridge Credit Facility
On November 17, 2014, we entered into a credit agreement with the lenders identified therein and Barclays Bank PLC, as administrative agent, arranger, lender, and letter of credit issuer (the “First Wind Bridge Credit Facility”). The First Wind Bridge Credit Facility provided for a senior secured letter of credit facility in an aggregate principal amount up to $815.0 million. The purpose of the First Wind Bridge Credit Facility was to provide an interim line of credit for the Company to backstop expenses related to the acquisition of First Wind Holdings, LLC. The First Wind Bridge Credit Facility was terminated in conjunction with the acquisition consummation on January 29, 2015.  No amounts were drawn under the First Wind Bridge Credit Facility.  The Company incurred $7.4 million in commitment fees during the year ended December 31, 2014 which were reported in interest expense in the consolidated statement of operations.
First Wind Exchangeable Notes
On January 29, 2015, a wholly owned subsidiary of SunEdison, issued $336.5 million aggregate principal amount of 3.75% Guaranteed Exchangeable Senior Secured Notes due 2020 (the “Exchangeable Notes”) in a private placement pursuant to an indenture agreement (the “Exchangeable Notes Indenture”), among the subsidiary, SunEdison, as guarantor, and Wilmington Trust, National Association, as exchange agent, registrar, paying agent and collateral agent (the “Exchangeable Notes Trustee”). In connection with the issuance of the Exchangeable Notes, the subsidiary also entered into a pledge agreement with the Exchangeable Notes Trustee, in its capacity as collateral agent, providing for the pledge of TerraForm shares of Class B common stock and Terra LLC’s Class B units held by the subsidiary (the “Class B Securities”) as described below.
The proceeds of the Exchangeable Notes made up a portion of SunEdison’s upfront consideration for the acquisition of First Wind Holdings, LLC. The Exchangeable Notes bear interest at a rate of 3.75% per annum and mature on January 15, 2020. Interest on the Exchangeable Notes will be payable semiannually in arrears to holders of record at the close of business on January 1 or July 1 immediately preceding the interest payment date on January 15 and July 15 of each year, commencing on July 15, 2015.
The Exchangeable Notes will be secured by a first priority lien on the Class B Securities, equal to the number of shares of TerraForm Class A Common Stock initially issuable upon exchange of the Exchangeable Notes, including the maximum number of shares of TerraForm Class A Common Stock to be issued upon exchange in connection with a make-whole fundamental change, which Class B Securities will be transferred by SunEdison to the subsidiary upon issuance of the Exchangeable Notes. SunEdison will transfer to the subsidiary, and the subsidiary will pledge, on a first priority basis, additional shares of the Class B Securities in connection with any adjustment to the exchange rate, so that, at all times, the Class B Securities equal to the full number of shares of TerraForm Class A Common Stock issuable upon exchange of the Exchangeable Notes shall be held by the subsidiary and subject to such first priority lien. The Exchangeable Notes are fully and unconditionally guaranteed by SunEdison. The Exchangeable Notes and the guarantees are pari passu in right of payment to the SunEdison’s obligations under its outstanding convertible debt.
Holders of the Exchangeable Notes may exchange their Exchangeable Notes at their option on or after January 29, 2016 at any time prior to the close of business on the business day immediately preceding the maturity date. Upon exchange, the subsidiary will deliver shares of TerraForm Class A Common Stock, based upon the applicable exchange rate (together with a cash payment in lieu of delivering any fractional share). The initial exchange rate is 28.9140 shares of TerraForm Class A Common Stock per $1,000 principal amount of Exchangeable Notes, equivalent to an initial exchange price of approximately $34.58 per share of TerraForm Class A Common Stock. The exchange rate is subject to adjustment in some events but will not be adjusted for accrued interest.
The subsidiary may not redeem the relevant Exchangeable Note prior to the maturity date, and no “sinking fund” is provided for the Exchangeable Notes. Upon the occurrence of a “Fundamental Change” (as defined in the Exchangeable Notes Indenture), holders of the Exchangeable Notes may require the subsidiary to repurchase for cash the Exchangeable Notes at a price equal to 100% of the principal amount of the Exchangeable Notes being repurchased plus any accrued and unpaid interest up to, but excluding, the repurchase date; provided, however, that if the repurchase date is after a regular record date and on or prior to the interest payment date to which it relates, the subsidiary will instead pay interest accrued to the interest payment date to the holder of record of the Exchangeable Note as of the close of business on the regular record date, and the Fundamental Change purchase price shall then be equal to 100% of the principal amount of the note subject to purchase and will not include any accrued and unpaid interest. In addition, following certain events that constitute “Make-Whole Fundamental Changes” (as defined in the Exchangeable Notes Indenture), the subsidiary will increase the exchange rate for holders who elect to exchange Exchangeable Notes in connection with such events in certain circumstances.
Bridge Credit Facility
On December 20, 2013, we entered into a credit agreement with the lenders identified therein and Deutsche Bank AG New York Branch, as administrative agent, lender, and letter of credit issuer (the “Bridge Credit Facility”). The Bridge Credit Facility provided for a senior secured letter of credit facility in an aggregate principal amount up to $320.0 million and had a term ending December 15, 2014. The purpose of the Bridge Credit Facility was to backstop outstanding letters of credit issued by Bank of America, N.A. under our former revolving credit facility, which was terminated simultaneously with our entry into the Bridge Credit Facility (subject to our obligation to continue paying fees in respect of outstanding letters of credit).
The Bridge Credit Facility was terminated on February 28, 2014, in connection with entering into the Solar Energy credit facility discussed below. The termination of the Bridge Credit Facility resulted in the writeoff of $2.5 million in unamortized deferred financing fees, which is reported in interest expense in the consolidated statement of operations.
Solar Energy Credit Facility
On February 28, 2014, we entered into a credit agreement with the lenders identified therein, Wells Fargo Bank, National Association, as administrative agent, Goldman Sachs Bank USA and Deutsche Bank Securities Inc., as joint lead arrangers and joint syndication agents, and Goldman Sachs Bank USA, Deutsche Bank Securities Inc., Wells Fargo Securities, LLC and Macquarie Capital (USA) Inc., as joint bookrunners (the “Credit Facility”). The Credit Facility provided for a senior secured letter of credit facility in an aggregate principal amount up to $265.0 million and has a term ending February 28, 2017. In the second quarter 2014, the parties added additional issuers to the Credit Facility to increase the funds available from $265.0 million to $315.0 million. Also in the second quarter 2014, all related parties executed an amendment allowing us to increase aggregate funds committed up to $800.0 million ($400.0 million prior to amendment), subject to certain conditions. In the fourth quarter 2014, the parties added additional issuers to the Credit Facility to increase the funds available from $315.0 million to $540.0 million. Also in the fourth quarter 2014, all related parties executed an amendment permitting the Company to secure additional financing in an amount up to $815.0 million for the First Wind Bridge Facility (see "First Wind Bridge Credit Facility"). In January 2015, an issuer that remains party to the facility committed $25.0 million in additional funds, increasing the aggregate funding under the Credit Facility from $540.0 million to $565.0 million, of the $800.0 million in capacity. In addition, the parties executed an amendment permitting the Company to secure additional financing in an amount up to $400 million secured by certain equity interests in TerraForm Power, Inc. (see "Margin Loan Agreement") and to issue up to $500 million in convertible senior notes due 2022 (see "2022 Notes").
The Credit Facility will be used to backstop outstanding letters of credit issued by Bank of America, N.A. under our former revolving credit facility until they expire, as well as for general corporate purposes. In addition, the amendment to the Credit Facility will permit investments in (i) a subsidiary formed for the purpose of owning subsidiaries that own and operate Alternative Fuel Energy Systems (as defined in the Credit Facility) and (ii) wind, biomass, natural gas, hydroelectric, geothermal or other clean energy generation installations or hybrid energy generation installations. We paid fees of $5.8 million upon entry into the Credit Facility, which were recognized as deferred financing fees.
Our obligations under the Credit Facility are guaranteed by certain of our domestic subsidiaries. Our obligations and the guaranty obligations of our subsidiaries are secured by first priority liens on and security interests in substantially all present and future assets of SunEdison and the subsidiary guarantors, including a pledge of the capital stock of certain of our domestic and foreign subsidiaries.
Interest under the Credit Facility accrues on the daily amount available to be drawn under outstanding letters of credit or bankers' acceptances, at an annual rate of 3.75%. Interest is due and payable in arrears at the end of each fiscal quarter and on the maturity date of the Credit Facility. Drawn amounts on letters of credit are due within seven business days, and interest accrues on drawn amounts at a base rate plus 2.75%.
The Credit Facility, as amended, contains representations, covenants and events of default typical for credit arrangements of comparable size, including maintaining a consolidated leverage ratio of 3.0 to 1.0 which excludes the 2018/2021 Notes and 2020 Notes(measurement commencing with the last day of the fiscal quarter ending December 31, 2014) and a minimum liquidity amount (measurement commencing with the last day of the fiscal quarter ending June 30, 2014) of the lesser of (i) 400.0 million and (ii) the sum of (x) $300.0 million plus (y) the amount, if any, by which the aggregate commitments exceed $300.0 million at such time. The Credit Facility also contains a customary material adverse effects clause and a cross default clause. The cross default clause is applicable to defaults on other indebtedness of SunEdison, Inc. in excess of $50.0 million, including the 2018/2021 Notes and 2020 Notes but excluding our non-recourse indebtedness.
The Credit Facility also contains mandatory prepayment and/or cash collateralization provisions applicable to specified asset sale transactions as well as our receipt of proceeds from certain insurance or condemnation events and the incurrence of additional indebtedness.
As of December 31, 2014, we had $518.9 million of outstanding third party letters of credit backed by the Credit Facility, which reduced the available capacity. Therefore, letters of credit could be issued under the Credit Facility in the amount of$21.1 million as of December 31, 2014.
Emerging Markets Yieldco Acquisition Facility
On December 22, 2014, our subsidiary SunEdison Emerging Markets Yield, Inc. (“EM Yieldco") entered into a credit and guaranty agreement with various lenders and J.P. Morgan, as administrative agent, collateral agent, documentation agent, sole lead arranger, sole lead bookrunner, and syndication agent (the “EM Yieldco Acquisition Facility”). The EM Yieldco Acquisition Facility provides for a term loan credit facility in the amount of $150.0 million which will be used for the acquisition of certain renewable energy generation assets. The EM Yieldco Acquisition Facility will mature on the earlier of December 22, 2016 and the date on which all loans under the Acquisition Facility become due and payable in full, whether by acceleration or otherwise. The principal amount of loans under the EM Yieldco Acquisition Facility is payable in consecutive semiannual installments on June 22, 2015 and December 22, 2015, in each case, in an amount equal to 0.5% of the original principal balance of the loans funded prior to such payment, with the remaining balance payable on the maturity date. Loans under the EM Yieldco Acquisition Facility are non-recourse debt to entities outside of the legal entities that subscribe to the debt.
Loans and each guarantee under the EM Yieldco Acquisition Facility are secured by first priority security interests in all of EM Yieldco's assets and the assets of its domestic subsidiaries. Interest is based on EM Yieldco's election of either a base rate plus the sum of 6.5% and a spread (as defined) or a reserve adjusted eurodollar rate plus the sum of 7.5% and the spread. The reserve adjusted eurodollar rate will be subject to a floor of 1.0% and the base rate will be subject to a floor of 2.0%. The spread will initially be 0.50% per annum, commencing on the five-month anniversary of the closing date, and will increase by an additional 0.25% per annum every ninety days thereafter. As of December 31, 2014, the interest rate under the EM Yieldco Acquisition Facility was 8.5%. The EM Yieldco Acquisition Facility contains customary representations, warranties, and affirmative and negative covenants, including a minimum debt service coverage ratio applicable to EM Yieldco (1.15:1.00 starting March 31, 2015) that will be tested quarterly. The EM Yieldco Acquisition Facility loans may be prepaid in whole or in part without premium or penalty, and outstanding EM Yieldco Acquisition Facility loans must be prepaid in certain specified circumstances.
At December 31, 2014, EM Yieldco had borrowed $150.0 million under the EM Yieldco Acquisition Facility and paid debt issuance fees of $6.8 million, which were recognized as deferred financing fees.
OCBC (Wind Turbine Purchase) Facility
On December 19, 2014, a subsidiary entered into a credit and guaranty agreement with the Oversea-Chinese Banking Corporation Limited ("OCBC") as sole lead arranger and lender (the “OCBC Facility"). The OCBC Facility provides for a draft loan credit facility in an amount up to $120.0 million. On December 30, 2014, we borrowed $119.1 million under the OCBC Facility to fund a portion of the purchase price for certain production tax qualified turbines. The borrowings under the OCBC Facility will mature 6 months from the funding date unless payment is otherwise accelerated, subject to certain conditions. The principal and interest amount outstanding under the OCBC Facility is payable in full at maturity. Interest is calculated at an amount equal to LIBOR plus an applicable margin of 1.25%. As of December 31, 2014, interest was calculated at approximately 1.6%. In conjunction with the borrowing, an immaterial amount of debt issuance cost was recognized.
SMP Ltd. Credit Facilities
As a result of the acquisition of an additional interest in, and resulting consolidation of, SMP Ltd. discussed in Note 3, our consolidated long-term debt now includes SMP Ltd.'s long-term debt, which consists of four non-recourse term loan facilities and a working capital revolving credit facility. The term loan facilities provide for a maximum credit amount of 475 billion South Korean won in aggregate, which translates to $432.1 million as of December 31, 2014. The credit facilities hold maturity dates ranging from March 2019 to May 2019. Principal and interest on the term loan facilities are paid quarterly, with annual fixed interest rates ranging from 4.34% to 4.71%. As of December 31, 2014, a total of $353.3 million was outstanding under the term loan facilities. The working capital revolving facility provides for borrowings of up to 3 billion South Korean won, which translates to approximately $2.7 million as of December 31, 2014. The working capital facility matures in March 2015. Interest under the working capital facility is paid quarterly and accrues at a variable rate based on the three-month South Korean bank deposit rate plus 1.87%. The interest rate as of December 31, 2014 was 4.03%. As of December 31, 2014, a total of $1.6 million was outstanding under the working capital revolving facility.
Solar Energy Systems Debt, Including Financing and Capital Leaseback Obligations
Our solar energy systems for which we have short-term and long-term debt, capital leaseback and finance obligations are included in separate legal entities. Of this total debt outstanding, $3,288.1 million relates to project specific non-recourse financing that is backed by solar energy system operating assets. This debt has recourse to those separate legal entities but no recourse to us under the terms of the applicable agreements. These finance obligations are fully collateralized by the related solar energy system assets and may also include limited guarantees by us related to operations, maintenance and certain indemnities.
Project Construction Facilities
On March 26, 2014, we entered into a financing agreement with certain lenders; Wilmington Trust, National Association, as administrative agent; Deutsche Bank Trust Company Americas, as collateral agent and loan paying agent; and Deutsche Bank Securities Inc., as lead arranger, bookrunner, structuring bank and documentation agent (the “Construction Facility”). The Construction Facility originally provided for a senior secured revolving credit facility in an amount up to $150.0 million and has a term ending March 26, 2017. During the third quarter of 2014, the parties agreed to increase the amount available under the Construction Facility to $285.0 million. The Construction Facility will be used to support the development and acquisition of new projects in the United States and Canada. Subject to certain conditions, we may request that the aggregate commitments be increased to an amount not to exceed $300.0 million. We paid fees of $7.5 million upon entry into the Construction Facility, which were recognized as deferred financing fees.
Loans under the Construction Facility are non-recourse debt to entities outside of the project company legal entities that subscribe to the debt and are secured by a pledge of collateral of the project company, including the project contracts and equipment. Interest on loans under the Construction Facility is based on our election of either LIBOR plus an applicable margin of 3.5%, or a defined prime rate plus an applicable margin of 2.5%. As of December 31, 2014, the interest rate under the Construction Facility was 5.75%.
The Construction Facility contains customary representations, warranties, and affirmative and negative covenants, including a material adverse effects clause whereby a breach may disallow a future draw but not acceleration of payment and a cross default clause whose remedy, among other rights, includes the right to restrict future loans as well as the right to accelerate principal and interest payments. Covenants primarily relate to the collateral amounts and transfer of right restrictions.
At December 31, 2014, we had borrowed $15.4 million under the Construction Facility, which is classified under system pre-construction, construction and term debt. In the event additional construction financing is needed, we have the ability to draw upon the available capacity of our Credit Facility (discussed above). In the event additional construction financing is needed beyond the amounts available under the Credit Facility and we are unable to obtain alternative financing, or if we have inadequate net working capital, such inability to fund future projects may have an adverse impact on our business growth plans, financial position and results of operations.
System Pre-Construction, Construction and Term Debt
We typically finance our solar energy projects through project entity specific debt secured by the project entity's assets (mainly the solar energy system) with no recourse to us. Typically, financing arrangements provide for a construction loan, which upon completion will be converted into a term loan, and generally do not restrict the future sale of the project entity to a third party buyer. As of December 31, 2014, we had system pre-construction, construction and term debt outstanding of $1,767.2 million, which is comprised of a combination of fixed and variable rate debt. The variable rate debt has interest rates tied to the London Interbank Offered Rate, the Euro Interbank Offer Rate, the Canadian Dollar Offered Rate, the Johannesburg Interbank Acceptance Rate, and the Prime Rate. The variable interest rates have primarily been hedged by our outstanding interest rate swaps as discussed in Note 10. The interest rates on these obligations range from 1.6% to 14.0% and have maturities that range from 2015 to 2031. The weighted average interest rate on the same construction and term debt was 3.83% as of December 31, 2014.
As of December 31, 2014, $584.9 million in non-recourse project debt was assumed in the acquisition of SRP as discussed in Note 3. The weighted average interest rate on this debt was 3.26% as of December 31, 2014. In the third quarter of 2014, legislation changes in Italy introduced modifications to the feed in tariff programs that were previously guaranteed by the Italian government. These modifications resulted in an event of default for four of SRP's Italian credit facilities. We are in the process of obtaining a waiver from the lender as of year end. As a result, $353.6 million of the $584.9 million outstanding is reported in current liabilities as of December 31, 2014.
During the second quarter of 2012, we violated covenants on two non-recourse solar energy system loans as a result of devaluation in the Indian Rupee. The solar energy systems for these two project companies collateralize the loans and there is no recourse outside of these project companies for payment. On September 28, 2012, we obtained a waiver from the lender for the covenant violations, which had a grace period which expired on November 20, 2013. On July 4, 2014, we amended our loan agreements which included revisions to the financial covenants applicable to future periods and obtained a waiver for all prior covenant violations. As of December 31, 2014, we were again in violation of covenants for these two loans, and we intend to seek a waiver from the lender. The amount outstanding of $21.6 million under both loans was classified as current as of December 31, 2014.
Capital Leaseback Obligations
We are party to master lease agreements that provide for the sale and simultaneous leaseback of certain solar energy systems constructed by us. As of December 31, 2014, we had $81.4 million of capital lease obligations outstanding. Generally, this classification occurs when the term of the lease is greater than 75.0% of the estimated economic life of the solar energy system and the transaction is not subject to real estate accounting. The terms of the leases are typically 25 years with certain leases providing terms as low as 10 years and providing for early buyout options. The specified rental payments are based on projected cash flows that the solar energy system will generate. We have not entered into any arrangements that have resulted in accounting for the sale-leaseback as a capital lease since November 2009.
Financing Leaseback Obligations
For certain transactions we account for the proceeds of sale-leasebacks as financings, which are typically secured by the solar energy system asset and its future cash flows from energy sales, but without recourse to us under the terms of the arrangement. The structure of the repayment terms under the lease results in negative amortization throughout the financing period, and we therefore recognize the lease payments as interest expense. The balance outstanding for sale-leaseback transactions accounted for as financings as of December 31, 2014 is $1,403.7 million, which includes the below mentioned transactions. The maturities range from 2021 to 2039 and are collateralized by the related solar energy system assets with a carrying amount of $1,299.0 million.
On March 31, 2011, one of our project subsidiaries executed a master lease agreement with a U.S. financial institution which provides for the sale and simultaneous leaseback of certain solar energy systems constructed by us. The total capacity under this agreement is $124.4 million, of which $123.6 million is outstanding and $0.8 million is available as of December 31, 2014. The specified rental payments under the master lease agreement are based on projected cash flows that the solar energy systems generate.
On September 24, 2012, one of our project subsidiaries executed a master lease agreement with a U.S. financial institution which provides for the sale and simultaneous leaseback of certain solar energy systems constructed by us. The total capacity under this agreement was $101.4 million, of which $94.7 million is outstanding and $6.7 million was available as of December 31, 2014. The specified rental payments under the master lease agreement are based on projected cash flows that the solar energy systems generate.
Other System Financing Transactions
Other system financing transactions represent the cash proceeds that we received in connection with an executed solar energy system sales contract that has not met the sales recognition requirements under real estate accounting and has been accounted for as a financing. Included in other system financing is $16.2 million of proceeds collected under three separate solar energy system sales agreements with the buyer that provides the buyer with a put option that could become an obligation in the event that we are unable to fulfill certain performance warranties set to expire during 2015. The remaining portion of other system financings of $50.8 million relates to cash proceeds received in connection with separate solar energy system sales contracts for which we have substantial continuing involvement. There are no principal or interest payments associated with these transactions. Of the $50.8 million, $36.5 million relates to two projects sold in Italy which did not meet the requirements to record revenue due to an indemnification that expires in 2016. The remaining amount relates to thirteen projects sold in the U.S., Korea, and Canada.
Capitalized Interest
During the year ended December 31, 2014 and 2013, we capitalized $42.0 million and $22.3 million of interest, respectively.
TerraForm Power Debt
Acquisition Facility
On March 28, 2014, TerraForm entered into a credit and guaranty agreement with various lenders and Goldman Sachs Bank USA, as administrative agent, collateral agent, documentation agent, sole lead arranger, sole lead bookrunner, and syndication agent (the “TerraForm Acquisition Facility”). The TerraForm Acquisition Facility provided for a term loan credit facility in an amount up to $400.0 million and had a term ending on the earlier of August 28, 2015 and the date on which all loans under the TerraForm Acquisition Facility become due and payable in full, whether by acceleration or otherwise. The TerraForm Acquisition Facility was used in the purchase of certain renewable energy generation assets.
The TerraForm Acquisition Facility was terminated on July 23, 2014, in connection with the closing of the TerraForm IPO (see Note 23). Upon termination of the TerraForm Acquisition Facility, no write-off of unamortized deferred financing fees was required as the amount was fully amortized.
TerraForm Credit Facilities
On July 23, 2014, in connection with the closing of the TerraForm IPO, TerraForm Operating, LLC ("Terra Operating LLC") and TerraForm Power, LLC ("Terra LLC"), both wholly owned subsidiaries of TerraForm, entered into a revolving credit facility (the "TerraForm Revolver") and a term loan facility (the "TerraForm Term Loan" and together with the TerraForm Revolver, the “TerraForm Credit Facilities”). The TerraForm Revolver provides for up to $140.0 million in senior secured revolving credit and the TerraForm Term Loan provides for $300.0 million in senior secured term loan financing.
The TerraForm Term Loan will mature on the five-year anniversary and the TerraForm Revolver will mature on the three-year anniversary of the funding date of the TerraForm Term Loan. All outstanding amounts under the TerraForm Credit Facilities bear interest at a rate per annum equal to, the lesser of either (a) a base rate plus 1.5% or (b) a reserve adjusted eurodollar rate plus 3.75%. For the TerraForm Term Loan, the base rate will be subject to a “floor” of 2.00% and the reserve adjusted eurodollar rate will be subject to a “floor” of 1.00%.
On December 18, 2014, parties to the TerraForm Credit Facilities increased the TerraForm Term Loan by $275.0 million to a total of $575.0 million and the TerraForm Revolver by $75.0 million to a total of $215.0 million to increase liquidity and to fund several acquisitions. As of December 31, 2014, $573.5 million was outstanding under the TerraForm Term Loan and no amount was drawn on the TerraForm Revolver.
On January 28, 2015, the Company repaid the TerraForm Term Loan in full and replaced the existing TerraForm Revolver with a new $550.0 million revolving credit facility (the "New TerraForm Revolver"). The New TerraForm Revolver is available for revolving loans and letters of credit and permits Terra Operating, LLC to increase commitments to up to $725.0 million in the aggregate, subject to customary closing conditions. The New TerraForm Revolver matures on January 27, 2020.
The TerraForm Credit Facilities provide for voluntary prepayments, in whole or in part, subject to notice periods and payment of repayment premiums. The TerraForm Credit Facilities require TerraForm to prepay outstanding borrowings in certain circumstances, subject to certain exceptions. The TerraForm Credit Facilities contain customary and appropriate representations and warranties and affirmative and negative covenants (subject to exceptions) by TerraForm and its subsidiaries.
The TerraForm Credit Facilities, each guarantee and any interest rate and currency hedging obligations of TerraForm or any guarantor owed to the administrative agent, any arranger or any lender under the TerraForm Credit Facilities are secured by first priority security interests in (i) all of TerraForm Operating LLC's assets and each guarantor’s assets, (ii) 100% of the capital stock of each of TerraForm’s domestic restricted subsidiaries and 65% of the capital stock of TerraForm's foreign restricted subsidiaries and (iii) all intercompany debt, collectively, the “Credit Facilities Collateral.”
Senior Notes due 2023
On January 23, 2015, Terra Operating, LLC issued $800.0 million of 5.875% senior notes due 2023 in a private placement offering.  Terra Operating, LLC used the net proceeds from the offering to fund a portion of the purchase price of the acquisition of certain power generation assets from First Wind, to repay existing indebtedness that was used to purchase or develop other renewable energy products, and to pay fees, expenses and other costs related thereto. The Company will be required to make an offer to repurchase the notes upon a change in control or with specified excess proceeds following material sales.
Other TerraForm System Financing Obligations
Other TerraForm Power system financing obligations primarily consist of $402.4 million of long-term debt assumed as a result of the acquisition of Mt. Signal. The senior secured notes bear interest at 6% and mature in 2038. Interest on the notes is payable semi-annually on June 30 and December 31 of each year, commencing on June 30, 2013. A letter of credit facility was also extended to the project company to satisfy certain security obligations under the PPA, other project agreements and the notes. The facility will terminate on the earlier of July 2, 2019 and the fifth anniversary of the Mt. Signal project’s completion date.
In addition, as of December 31, 2014, $211.4 million of fixed rate non-recourse debt financing arrangements used to finance the construction of a solar power plant in Chile are included in the balance of other system financing obligations. These agreements were executed in the third quarter of 2013. The weighted average interest rate on these obligations as of December 31, 2014 was 7.10%.
Semiconductor Materials Debt
SSL Credit Facility
On May 27, 2014, SSL and its direct subsidiary (the “Borrower”) entered into a credit agreement with Goldman Sachs Bank USA, as administrative agent, sole lead arranger and sole syndication agent and, together with Macquarie Capital (USA) Inc., as joint bookrunners, Citibank, N.A., as letter of credit issuer, and the lender parties thereto (the “SSL Credit Facility”). The SSL Credit Facility provides for (i) a senior secured term loan facility in an aggregate principal amount up to $210.0 million (the “SSL Term Facility”) and (ii) a senior secured revolving credit facility in an aggregate principal amount up to $50.0 million (the “SSL Revolving Facility”).
Under the SSL Revolving Facility, the Borrower may obtain (i) letters of credit and bankers’ acceptances in an aggregate stated amount up to $15.0 million and (ii) swing line loans in an aggregate principal amount up to $15.0 million. The SSL Term Facility has a five year term, ending May 27, 2019, and the SSL Revolving Facility has a three-year term, ending May 27, 2017. The full amount of the SSL Term Facility was drawn on May 27, 2014 and remains outstanding. As of December 31, 2014, no amounts were drawn under the SSL Revolving Facility, but $3.2 million of third party letters of credit were outstanding which reduced the available capacity. The principal amounts of the SSL Term Facility will be repaid in consecutive quarterly installments of $0.5 million with the remainder repaid at final maturity.
The Term Facility was issued at a discount of 1.00%, or $2.1 million, which will be amortized as an increase in interest expense over the term of the Term Facility. SSL incurred approximately $10.0 million of financing fees related to the Credit Facility that have been capitalized and will be amortized over the term of the respective Term Facility and Revolving Facility.
The Borrower’s obligations under the SSL Credit Facility are guaranteed by SSL and certain of its direct and indirect subsidiaries. The Borrower’s obligations and the guaranty obligations of SSL and its subsidiaries are secured by first priority liens on and security interests in certain present and future assets of SSL, the Borrower and the subsidiary guarantors, including pledges of the capital stock of certain of SSL's subsidiaries.
Borrowings under the SSL Credit Facility bear interest (i) at a base rate plus 4.50% per annum or (ii) at a reserve-adjusted eurocurrency rate plus 5.50% per annum. The minimum eurocurrency base rate for the Term Facility shall at no time be less than 1.00% per annum. Interest will be paid quarterly in arrears, and at the maturity date of each facility, for loans bearing interest with reference to the base rate. Interest will be paid on the last day of selected interest periods (which will be one, three and six months), and at the maturity date of each facility, for loans bearing interest with reference to the reserve-adjusted eurocurrency rate (and at the end of every three months, in the case of any interest period longer than three months). A fee equal to 5.50% per annum will be payable by the Borrower, quarterly in arrears, in respect of the daily amount available to be drawn under outstanding letters of credit and bankers’ acceptances.
The SSL Credit Facility contains customary representations, covenants and events of default typical for credit arrangements of comparable size, including that SSL maintain a leverage ratio of not greater than (i) 3.5 to 1.0 for the fiscal quarters ending September 30, 2014 and December 31, 2014, (ii) 3.0 to 1.0 for the fiscal quarters ending March 31, 2015 and June 30, 2015, and (iii) 2.5 to 1.0 for the fiscal quarters ending on and after September 30, 2015. The SSL Credit Facility also contains a customary material adverse effects clause and a cross-default clauses. The cross-default clause is applicable to defaults on other SSL indebtedness in excess of $30.0 million. As of December 31, 2014, SSL was in compliance with all covenants of the Credit Facility.
As of December 31, 2014, there was no amount outstanding under the SSL Revolving Facility, but $3.2 million of third party letters of credit were outstanding which reduced the available borrowing capacity. As of December 31, 2014, $207.1 million was outstanding under the SSL Term Facility.
Long-term Notes
Long-term notes, including current portion, totaling $10.4 million as of December 31, 2013 were owed to a bank by SSL's Japanese subsidiary. The notes were guaranteed by us, and further secured by the property, plant and equipment of SSL's Japanese subsidiary. The original maturity dates of these loans ranged from 2014 to 2017. These long-term notes were paid in full in May 2014 using net proceeds from the SSL initial public offering and the related private placement transactions discussed in Note 22, along with the proceeds of the SSL Term Loan.
Other Semiconductor Financing Arrangements
We have short-term committed financing arrangements of $30.1 million at December 31, 2014, of which there was no short-term borrowings outstanding as of December 31, 2014. Of this amount, $17.9 million is unavailable because it relates to the issuance of third party letters of credit. Interest rates are negotiated at the time of the borrowings.
Maturities
Financing Leaseback Obligations
The aggregate amounts of minimum lease payments on our financing leaseback obligations are $1,403.7 million. Payments from 2015 through 2019 are as follows:

In millions	2015	2016	2017	2018	2019
Minimum lease payments	$13.8	$13.8	$13.6	$12.9	$13.1

Capital Leaseback Obligations
The aggregate amounts of payments on capital leasebacks at year end are as follows:

In millions	As of December 31, 2014
2015	$5.4
2016	5.7
2017	5.8
2018	5.4
2019	4.9
Thereafter	80.0
Total minimum capital leaseback payments	107.2
Less amounts representing interest	(25.8)
Total capital leaseback principal payments	81.4
Less current portion of obligations under capital leasebacks	(3.0)
Noncurrent portion of obligations under capital leasebacks	$78.4

Other Debt
The aggregate amounts of payments on short-term and long-term debt, excluding capital and financing leaseback obligations, after December 31, 2014 are as follows:

In millions	2015	2016	2017	2018	2019	Thereafter	Total
Maturities of debt	$1,063.8	$488.0	$162.8	$639.4	$925.9	$2,434.3	$5,714.2